UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2023 (March 28, 2023)

CRANE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

Delaware	1-41570	88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place Stamford, CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On April 3, 2023, Crane Company (the “Company”) entered into definitive agreements with Crane Holdings, Co, which is now known as Crane NXT, Co. (“Crane NXT”), the parent and owner of all of the Company’s issued and outstanding common stock at that time. The definitive agreements were entered into in connection with Crane NXT’s previously announced plan to separate into two independent, publicly-traded companies, in a transaction in which Crane NXT will retain its Payment & Merchandising Technologies segment and spin-off its Aerospace & Electronics, Process Flow Technologies and Engineered Materials segments to Crane NXT’s stockholders (the “Spin-Off”). The definitive agreements entered into between the Company and Crane NXT in connection with the Spin-Off set forth the terms and conditions of the Spin-Off and provide a framework for Crane NXT’s relationship with the Company following the Spin-Off, including the allocation between Crane NXT and the Company of Crane NXT’s and the Company’s assets, liabilities and obligations attributable to periods prior to, at and after the Spin-Off. These agreements include the Separation and Distribution Agreement (as described below), which contains certain key provisions related to the Spin-Off, as well as a Transition Services Agreement, a Tax Matters Agreement, an Employee Matters Agreement and an Intellectual Property Matters Agreement (each, as described below) (collectively, the “Separation Agreements”).

Separation and Distribution Agreement

On April 3, 2023, the Company and Crane NXT entered into a Separation and Distribution Agreement that sets forth, among other things, the agreements between the Company and Crane NXT regarding the principal transactions necessary to effect the Spin-Off. It also sets forth other agreements that govern certain aspects of the Company’s ongoing relationship with Crane NXT after the completion of the Spin-Off. A summary of certain important terms and conditions of the Separation and Distribution Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Crane Holdings, Co. / Crane NXT, Co.—The Separation and Distribution Agreement” in the Company’s Information Statement (the “Information Statement”), which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 8, 2023. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation and Distribution Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated into this Item 1.01 by reference.

Transition Services Agreement

On April 3, 2023, the Company and Crane NXT entered into a Transition Services Agreement to provide for the transition of Crane Holdings, Co. into two independent, publicly-traded companies (the Company and Crane NXT), and to allow each party time to replace certain assets and employees that have been allocated to the other party. Under the Transition Services Agreement, each of the Company and Crane NXT has agreed to provide transition service support to the other for various periods of time ranging up to 18 months in the areas of finance, tax, human resources, legal and information technology. Such services will be provided on customary commercial terms, and each such service can be terminated early if it is no longer required prior to the expected termination date of such service. The Transition Services Agreement was negotiated in the context of a parent-subsidiary relationship and in the context of the Spin-Off.

The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Tax Matters Agreement

On April 3, 2023, the Company and Crane NXT entered into a Tax Matters Agreement which, among other things, governs the Company’s and Crane NXT’s respective rights, responsibilities and obligations after the Spin-Off with respect to tax liabilities and benefits (including any taxes imposed that are attributable to the failure of the Distribution (as defined below) and certain related transactions to qualify as a transaction that is tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. Although enforceable as between the parties, the Tax Matters Agreement will not be binding on the Internal Revenue Service or other tax authorities. A summary of certain important terms and conditions of the Tax Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Crane Holdings, Co. / Crane NXT, Co.—Tax Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Tax Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Tax Matters Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated into this Item 1.01 by reference.

Employee Matters Agreement

On April 3, 2023, the Company and Crane NXT entered into an Employee Matters Agreement which, among other things, governs the Company’s, Crane NXT’s and their respective subsidiaries’ rights, responsibilities and obligations after the Spin-Off with respect to the following matters: (i) employees and former employees (and their respective dependents and beneficiaries) who are or were employed with the Company, Crane NXT or their respective subsidiaries, (ii) the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans, (iii) employee compensation plans and director compensation plans, including equity plans and (iv) other human resources, employment and employee benefits matters. A summary of certain important terms and conditions of the Employee Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Crane Holdings, Co. / Crane NXT, Co.—Employee Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Employee Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Employee Matters Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated into this Item 1.01 by reference.

Intellectual Property Matters Agreement

On April 3, 2023, the Company and Crane NXT entered into an Intellectual Property Matters Agreement, which, among other things, governs the continued ownership and use by the Company and Crane NXT of their respective trademarks and trade names that include or are compromised of the term “Crane” in their respective businesses. A summary of certain important terms and conditions of the Intellectual Property Matters Agreement can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Crane Holdings, Co. / Crane NXT, Co.—Intellectual Property Matters Agreement” in the Information Statement. Such summary is incorporated into this Item 1.01 by reference as if restated in full.

The foregoing description of the Intellectual Property Matters Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Intellectual Property Matters Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated into this Item 1.01 by reference.

General

Immediately prior to the consummation of the Spin-Off, the Company was a wholly-owned subsidiary of Crane NXT. Effective as of 5:00 p.m. New York City time on April 3, 2023 (the “Distribution Date”), Crane NXT completed the Spin-Off through a pro rata distribution to holders of record of Crane NXT’s common stock, par value $1.00 per share (“Crane NXT Common Stock”), as of 5:00 p.m. New York City time on March 23, 2023 (the “Record Date”), of one share of the Company’s common stock, par value $1.00 per share (“Company Common Stock”), for every one share of Crane NXT Common Stock held by such Crane NXT stockholders as of the Record Date (the “Distribution”). The Company is now an independent public company and expects that Company Common Stock will commence trading “regular way” under the symbol “CR” on the New York Stock Exchange (the “NYSE”) on April 4, 2023, which is the next trading day following the Distribution Date. Immediately following the Spin-Off, Crane NXT changed its name from “Crane Holdings, Co.” to “Crane NXT, Co.”, and Crane NXT expects that, on April 4, 2023, Crane NXT Common Stock will cease trading under the ticker symbol “CR” and will commence trading under its new symbol “CXT” on the NYSE on April 4, 2023, which is the next trading day following the Distribution Date. Crane NXT did not issue fractional shares of Company Common Stock in connection with the Distribution. Following the Spin-Off, Crane NXT does not beneficially own any shares of Company Common Stock and will no longer consolidate the Company within Crane NXT’s financial results.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on March 17, 2023, the Company entered into a credit agreement (the “Credit Agreement”) with a syndicate of banks, including a $300 million senior unsecured term loan facility (the “Term Loan”). At the closing of the Credit Agreement, the Company did not borrow any funds under the Credit Agreement. On April 3, 2023, the Company drew down the full $300 million available under the Term Loan. The Company’s obligations under the Credit Agreement are guaranteed by certain of the Company’s wholly-owned domestic subsidiaries, subject to materiality thresholds and other exceptions and exclusions customary for credit facilities of this type. Prior to the Spin-Off, the Company used a portion of the proceeds from the Term Loan to pay a dividend to Crane NXT in the amount of $275 million. Any remaining proceeds are permitted to be used for general corporate purposes of the Company.

The description of the Credit Agreement is set forth under Item 1.01 in the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2023 (the “Prior Financing 8-K”), which description is incorporated into this Item 2.03 by reference. In addition, the Credit Agreement was filed as Exhibit 10.1 to the Prior Financing 8-K and is incorporated into this Item 2.03 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

On February 7, 2023, when the Form 10 (as defined below) was declared effective by the SEC, the members of the Company’s Board of Directors (the “Company Board”) consisted of Richard A. Maue and Anthony M. D’Iorio. On March 28, 2023, effective upon the filing of the Amended and Restated Certificate of Incorporation (as defined below) with the Secretary of State of the State of Delaware, each of Richard A. Maue and Anthony M. D’Iorio resigned from his position as a director on the Company Board.

On March 28, 2023, effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the Company Board was expanded to nine directors and each of James L. L. Tullis, Martin R. Benante, Ronald C. Lindsay, Ellen McClain, Charles G. McClure, Jr., Max H. Mitchell, Jennifer M. Pollino and John S. Stroup was elected to serve as a director on the Company Board, and James L. L. Tullis was appointed to serve as the chairman of the Company Board, until the next annual meeting of the Company’s stockholders. Effective as of the consummation of the Spin-Off on April 3, 2023, Sanjay Kapoor was appointed to serve as an additional director on the Company Board until the next annual meeting of the Company’s stockholders.

Biographical information for each member of the Company Board can be found in the Company’s Annual Report on Form 10-K for the year ending December 31, 2022 filed on March 31, 2023 (the “Form 10-K”) under the section entitled “Directors, Executive Officers and Corporate Governance—Management—Executive Officers and Directors Following the Spin-Off” which section is incorporated into this Item 5.02 by reference.

Also, effective as of March 28, 2023 (unless otherwise noted below):

•

Martin R. Benante, Ronald C. Lindsay, Ellen McClain and John S. Stroup were appointed as members of the audit committee of the Company Board (the “Audit Committee”) and, effective as of the consummation of the Spin-Off on April 3, 2023, Sanjay Kapoor was appointed as a member of the Audit Committee. Effective as of the consummation of the Spin-Off on April 3, 2023, the Audit Committee consists of Martin R. Benante, Ronald C. Lindsay, Ellen McClain, John S. Stroup and Sanjay Kapoor, with Martin R. Benante serving as the chair of the Audit Committee.

•

Jennifer M. Pollino, Ellen McClain, Charles G. McClure, Jr., John S. Stroup and James L. L. Tullis were appointed as members of the management organization and compensation committee of the Company Board (the “Compensation Committee”). Effective as of March 28, 2023, the Compensation Committee consists of Jennifer M. Pollino, Ellen McClain, Charles G. McClure, Jr., John S. Stroup and James L. L. Tullis, with Jennifer M. Pollino serving as the chair of the Compensation Committee.

•

Ronald C. Lindsay, Martin R. Benante, Charles G. McClure, Jr. and Jennifer M. Pollino were appointed as members of the nominating and governance committee of the Company Board (“Nominating Committee”). Effective as of March 28, 2023, the Nominating Committee consists of Ronald C. Lindsay, Martin R. Benante, Charles G. McClure, Jr. and Jennifer M. Pollino, with Ronald C. Lindsay serving as the chair of the Nominating Committee.

•

Max H. Mitchell, James L. L. Tullis and Jennifer M. Pollino were appointed as members of the executive committee of the Company Board (the “Executive Committee”). Effective as of March 28, 2023, the Executive Committee consists of Max H. Mitchell, James L. L. Tullis and Jennifer M. Pollino, with James L. L. Tullis serving as the chair of the Executive Committee.

Each of the non-employee directors of the Company will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in the Information Statement under the heading “Director Compensation,” which is incorporated into this Item 5.02 by reference.

Each of the non-employee directors either has or will enter into an indemnification agreement with the Company, unless the director has a pre-existing indemnification agreement with Crane NXT that has been assigned to the Company, as described in the Employee Matters Agreement. A Form of Indemnification Agreement is attached as Exhibit 10.6 to the Company’s Registration Statement on Form 10, filed on December 15, 2022, as amended by Amendment No. 1 to the Registration Statement on Form 10, filed on January 24, 2023 (the “Form 10”) and is incorporated into this Item 5.02 by reference.

In addition, Mr. Tullis was party to a Time Sharing Agreement with Crane NXT, which has been assigned to the Company in connection with the Spin-Off, as described in the Employee Matters Agreement. The Time Sharing Agreement is attached as Exhibit 10.12 to the Form 10, which is incorporated into this Item 5.02 by reference.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended.

Appointment of Certain Executive Officers

Effective as of the consummation of the Spin-Off, the following individuals are now serving as executive officers of the Company in the positions noted below:

Name	Position
Max H. Mitchell	President and Chief Executive Officer
Richard A. Maue	Executive Vice President, Chief Financial Officer and Principal Accounting Officer
Anthony M. D’Iorio	Executive Vice President, General Counsel and Secretary
Alejandro Alcala	Executive Vice President
Tami Polmanteer	Executive Vice President, Chief Human Resources Officer

Biographical information on each of the executive officers can be found in the Form 10-K under the section entitled “Directors, Executive Officers and Corporate Governance—Management—Executive Officers and Directors Following the Spin-Off” which is incorporated into this Item 5.02 by reference.

The plans and programs in which the executive officers may participate at the Company are substantially similar to those plans and programs in which each was eligible to participate in at Crane NXT prior to the Spin-Off, as described in the Information Statement under the heading “Compensation Discussion and Analysis,” which is incorporated into this Item 5.02 by reference. In addition, prior to the Spin-Off, each of the executive officers was a party to an Employment/Severance Agreement with Crane NXT, and Mr. Mitchell was a party to a Time Sharing Agreement with Crane NXT, each of which has been assigned to the Company in connection with the Spin-Off, as described in the Employee Matters Agreement. In connection with the Spin-Off, Mr. Mitchell will enter into an indemnification agreement with the Company, and the other executive officers’ pre-existing indemnification agreements with Crane NXT have been assigned to the Company, in accordance with the Employee Matters Agreement. These agreements are described in the Information Statement under the heading “Compensation Discussion and Analysis—Going Forward Crane Company Compensation Arrangements,” and forms of the Employment/Severance Agreement and Indemnification Agreement are attached as Exhibits 10.5 and 10.6 to the Form 10, respectively, and the Time Sharing Agreement and Amendment thereto are attached as Exhibits 10.10 and 10.11 to the Form 10, respectively, each of which is incorporated into this Item 5.02 by reference.

Additionally, effective as of April 24, 2023, Richard A. Maue is expected to resign from his position as Principal Accounting Officer and is expected to serve as Executive Vice President and Chief Financial Officer of the Company and Marijane Papanikolaou is expected to serve as Vice President, Controller and Chief Accounting Officer, and be an executive officer, of the Company. Biographical information for Marijane Papanikolaou is provided below:

•

Marijane Papanikolaou: Marijane Papanikolaou, 52 years old, is a highly experienced financial executive, with experience as a corporate controller as well as across financial reporting and tax. Ms. Papanikolaou will join the Company on April 24, 2023, from Pitney Bowes, a global shipping and mailing company that provides technology, logistics and financial services to help clients send parcels and mail, where she has spent eight years, including most recently serving as Vice President, Corporate Controller since 2018. In her role as Vice President, Corporate Controller at Pitney Bowes, Ms. Papanikolaou is responsible for the overall leadership for the corporate controllership functions, including financial close, internal and external reporting, internal controls and technical accounting issues. Ms. Papanikolaou also previously held senior reporting roles at GE, where she was responsible for the preparation of financial disclosure reports to the SEC, and Avon. Ms. Papanikolaou began her career at Coopers & Lybrand.

Pursuant to an offer letter entered into between the Company and Ms. Papanikolaou on March 11, 2023 (the “Offer Letter”), upon her commencement of employment, Ms. Papanikolaou will receive an annual base salary of $350,000, and a cash sign-on bonus of $150,000 (subject to repayment in specified circumstances). Beginning in 2023, Ms. Papanikolaou will be eligible to participate in the annual incentive plan applicable to executive officers of the Company. At target performance, Ms. Papanikolaou will receive a cash payout under the annual incentive plan equal to 50% of her annual base salary. Ms. Papanikolaou’s annual incentive plan payout will be capped at 200% of target payout (or such other level as determined by the Compensation Committee).

To replace the equity compensation that will be forfeited when Ms. Papanikolaou terminates employment with her prior employer to join the Company, subject to the approval of the Compensation Committee, Ms. Papanikolaou will receive restricted stock units having a grant date value of $150,000, with the restricted stock units vesting in four annual installments subject to Ms. Papanikolaou’s continued employment. Ms. Papanikolaou also will be eligible for future annual equity grants under incentive compensation programs applicable to the Company’s executive officers.

Ms. Papanikolaou will become a party to the Company’s standard Employment/Severance Agreement and Indemnification Agreement, and will be eligible to participate in benefit programs offered to the Company’s executive officers from time to time, including the Company’s Benefit Equalization Plan.

The foregoing is a discussion of certain terms of the Offer Letter and is qualified in its entirety by reference to the full text of the Offer Letter, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for its quarter ending March 31, 2023.

There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of March 28, 2023, the certificate of incorporation of the Company was amended and restated (the “Amended and Restated Certificate of Incorporation”) and the by-laws of the Company were amended and restated (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws can be found in the Information Statement under the section entitled “Description of Capital Stock,” which is incorporated into this Item 5.03 by reference.

The foregoing description of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated into this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Spin-Off, the Company Board adopted a Code of Business Conduct and Ethics. A copy of the Company’s Code of Business Conduct and Ethics is available under the Investors–Corporate Governance section of the Company’s website at www.craneco.com.

Item 8.01	Other Events.

Press Releases

On March 28, 2023, Crane NXT issued a press release announcing, among other things, the board of directors and executive leadership team of the Company following the Spin-Off (the “Company Leadership Press Release”). A copy of the Company Leadership Press Release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

On April 3, 2023, the Company issued a press release (the “Spin-Off Press Release”) announcing, among other things, the completion of the Spin-Off. A copy of the Spin-Off Press Release is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Corporate Governance Guidelines and Standards for Director Independence

In connection with the Spin-Off, the Company Board adopted Corporate Governance Guidelines and Standards for Director Independence. A copy of the Company’s Corporate Governance Guidelines and Standards for Director Independence are available under the Investors–Corporate Governance section of the Company’s website at www.craneco.com.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of April 3, 2023, by and between Crane Holdings, Co. and Crane Company*

3.1	Amended and Restated Certificate of Incorporation of Crane Company, dated as of March 28, 2023

3.2	Amended and Restated By-laws of Crane Company, dated as of March 28, 2023

10.1	Transition Services Agreement, dated as of April 3, 2023, by and between Crane Holdings, Co. and Crane Company*

10.2	Tax Matters Agreement, dated as of April 3, 2023, by and between Crane Holdings, Co. and Crane Company

10.3	Employee Matters Agreement, dated as of April 3, 2023, by and between Crane Holdings, Co. and Crane Company*

10.4	Intellectual Property Matters Agreement, dated as of April 3, 2023, by and between Crane Holdings, Co. and Crane Company*

99.1	Press Release of Crane NXT, dated March 28, 2023

99.2	Press Release of Crane Company, dated April 3, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

April 3, 2023

	By:	/s/ Anthony M. D’Iorio
	Name:	Anthony M. D’Iorio
	Title:	Executive Vice President, General Counsel and Secretary